UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2026
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CapsoVision, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42705	20-3369494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18805 Cox Avenue, Suite 250 Saratoga, California	95070
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408)-624-1488
n/a
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
common stock, $0.001 par value per share	CV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.           Other Events.
As previously announced, on August 13, 2026, CapsoVision, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. with respect to an at-the-market offering program under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $100,000,000 (the “Shares”) through or to Cantor as its “sales agent” or principal.
O’Melveny & Myers LLP, counsel to the Company, has issued an opinion to the Company, dated August 13, 2026, relating to the validity of the Shares to be issued and sold pursuant to the Sales Agreement, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K.
The Company filed a Registration Statement on Form S-3 (File No. 333-298315) with the Securities and Exchange Commission (“SEC”) on August 13, 2026, which included an “at-the-market offering” prospectus supplement relating to the offer and sale of the Shares filed with the SEC on August 13, 2026. Any Shares to be offered and sold under the Sales Agreement will be issued and sold pursuant to such Registration Statement, including the prospectus supplement.

Item 9.01           Financial Statements and Exhibits.
The following exhibits are being filed herewith:

Exhibit No.	Description

5.1	Opinion of O’Melveny & Myers LLP (incorporated by reference to Exhibit 5.2 to CapsoVision, Inc.’s Registration Statement on Form S-3 (No. 333-298315) filed with the SEC on August 13, 2026)
23.1	Consent of O’Melveny & Myers LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOVISION, INC.

Date: August 18, 2026	By:	/s/ Kang-Huai (Johnny) Wang
	Name:	Kang-Huai (Johnny) Wang
	Title	Director, President and Chief Executive Officer